                                                                   Exhibit 3(ii)

                                     BY-LAWS

                                       OF

                      CALIFORNIA MICRO DEVICES CORPORATION

                            a California corporation

                             ----------------------


                                   Article I
                                   ---------

                              DIRECTORS: MANAGEMENT
                              ---------------------

Section 1.        a.       Powers
                           ------

                           Subject to the provisions of the General Corporation
Law of California, effective January 1, 1977 (to which the various Section numbers quoted herein relate) and subject to any limitation in the Articles of Incorporation and the By-laws relating to action, required to be approved by the Shareholders (Sec. 153) or by the outstanding shares (Sec. 153), the business and affairs of this corporation shall be managed by and all corporate powers shall be exercised by or under direction of the Board of Directors.

                  b.       Standard Care.
                           -------------

                           Each Director shall exercise such powers and
otherwise perform such duties in good faith, in the manner such Director believes to be in the best interests the corporation, and with such care, including reasonable inquiry, using ordinary prudence, as a person in a life position would use under similar circumstances. (Sec. 309).

                  c.       Exception for Close Corporation.
                           -------------------------------

                           Notwithstanding the provisions of Section 1, in the
event that this corporation shall elect to become a close corporation as defined in Sec. 158, its Shareholders may enter into a Shareholders' Agreement as provided in Sec. 300 (b). Said agreement may provide for the exercise of corporate powers and the management of the business and affairs of this corporation by the Shareholders, provided however such agreement shall, to the extent and so long as the discretion or the powers of the Board in its management of corporate affairs is controlled by such agreement, impose on each Shareholder who is a party thereof, liability for managerial acts performed or omitted by such person pursuant thereto otherwise imposed upon Directors as provided in Sec. 300(d).

Section 2.                 Number and Qualification.
                           -------------------------

                           The authorized number of Directors of the corporation
shall be at least five, and no more than nine.

                           This number may be changed by amendment to the
Articles of Incorporation or by an amendment to this Section 2, Article I, of these By-Laws, adopted by the vote or written assent of the Shareholders entitled to exercise majority voting power as provided in Sec. 212.

Section 2.a.               Exact Number of Directors.
                           -------------------------

                           The exact number of directors of this corporation,
within the range authorized elsewhere in these By-Laws, shall be as determined by the Board of Directors. Unless and until otherwise determined by the Board of Directors, the exact number shall be seven (7) until the election of the board of directors at the Company's upcoming 2002 annual shareholders meeting, at which time the exact number shall be six (6).

Section 3.                 Election and Tenure of Office.
                           ------------------------------

                           The Directors shall be elected by ballot at the
annual meeting of the Shareholders, to serve for one year or until their successors are elected and have qualified. Their term of office shall begin immediately after election.

Section 4.                 Vacancies.
                           ----------

                           Vacancies in the Board of Directors may be filled by
a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director, and each Director so elected shall hold office until his successor is elected at an annual meeting of Shareholders or at a special meeting called for that purpose.

                           The Shareholders may at any time elect a Director to
fill any vacancy not filled by the Directors, and may elect the additional Directors at the meeting at which an amendment of the By-Laws is voted authorizing an increase in the number of Directors.

                           A vacancy or vacancies shall be deemed to exist in
case of an expansion of the number of members of the Board of Directors within the limits set forth in Section 2 of this ARTICLE, the death, resignation or removal of any Director, or if the Shareholders shall increase the authorized number of Director but shall fail at the meeting at which such increase is authorized, or at an adjournment thereof, to elect the additional Director so provided for, or in case the Shareholders fail at any time to elect the full number of authorized Directors.

                           If the Board of Directors accepts the resignation of
a Director tendered to take effect at a future time, the Board, or the Shareholders, shall have power to elect a successor to take office when the resignation shall become effective.

                           No reduction of  the number of Directors shall have
the effect of removing any Director prior to the expiration of his term of office.

Section 5.                 Removal of Directors.
                           ---------------------

                           The entire Board of Directors or any individual
Director may be removed from office as provided by Secs. 302, 303 and 304 of the Corporations Code of the State of

California. In such, case, the remaining Board members may elect a successor Director to fill such vacancy for the remaining unexpired term of the Director so removed.

Section 6.                 Notice, Place and Manner of Meetings.
                           -------------------------------------

                           Meetings of the Board of Directors may be a called by
the Chairman of the Board, or the President, or any Vice President, or the Secretary, or any two (2) Directors and shall be held at the principle executive office of the corporation in the State of California, unless some other place is designated in the notice of the meeting. No notice need be given of organization meetings or regular meetings held at the corporate offices at the time and date set forth herein. Notice shall be given of other meetings as herein provided. Members of the Board may participate in a meeting through use of a conference telephone or similar communications equipment so long as all members participating in such a meeting can hear one another. Accurate minutes of any meeting of the Board, or any committee thereof, shall be maintained as required by Sec. 1500 of the Code by the Secretary or other Officer designated for that purpose.

Section 7.                 Organization Meetings - regular Meetings.
                           -----------------------------------------

                           The organization meetings of the newly elected Board
of Directors shall be held immediately following the adjournment of the annual meetings of the Shareholders.

                           Other Regular Meetings.
                           ----------------------

                           Regular meetings of the Board of Directors shall be
held at the corporate offices, or such other place as may be designated by the Board of Directors, as follows:

                           Time of Regular Meeting:     7:30 p.m.

                           Date of Regular Meeting:     third Thursday of August

If said day shall fall upon a holiday, such meetings shall be held on the next succeeding business day thereafter.

Section 8.                 Special Meetings - Notices.
                           ---------------------------

                           Special meetings of the Board may be called at any
time by the President or, if he is absent or unable or refuses to act, by any Vice President or the Secretary or by any two Directors, or by one Director if only one is provided.

                           At least forty-eight (48) hours notice of the time
and place of special meetings shall be delivered personally to the Directors or personally communicated to them by a corporate Officer by telephone or telegraph. If the notice is sent to a Director by letter, it shall be addressed to him at his address as it is shown upon the records of the corporation, (or if it is not so shown on such records or is not readily ascertainable, at the place in which the meetings of the Directors are regularly held). In case such notice is mailed, it shall be deposited in the United States mail, postage prepaid, in the place in which the principle executive office of the corporation is located at least four (4) days prior to the time of the holding of the meeting. Such mailing, telegraphing, telephoning or delivery as above provided shall be due, legal and personal notice to such Director.

Section 9.                 Waivers.
                           --------

                           When (i) all of the Directors are present at any
organizational, regular or special meeting, however called or noticed, and sign a written consent thereto on the records of such meeting, or, (ii) if a majority of the Directors are present and if these not present sign a waiver of notice of such meeting or a consent to holding the meeting or an approval of the minutes thereof, whether prior to or after the holding of such meeting, which said waiver, consent or approval shall be filed with the corporate records or made a part of the minutes of the meeting or (iii) if a Director attends a meeting without notice but without protesting, prior thereto or at its commencement, the hick of notice to him, then the transactions thereof are as valued as if had at a meeting regularly called and noticed.

Section 10.                Sole Director Provided by Articles of Incorporation.
                           ----------------------------------------------------

                           In the event only one Director is required by the
By-Laws or Articles of Incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the Directors shall be deemed to refer to such notice, waiver, etc., by such sole Director, who shall have all the rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described as given to a Board of Director.

Section 11.                Directors Acting by Unanimous Written Consent.
                           ----------------------------------------------

                           Any action required or permitted to be taken by the
Board of Directors may be taken without a meeting and with the same force and effect as if taken by a unanimous vote of Directors if authorized by a writing signed individually or collectively by all members of the Board. Such consent shall be filed with the regular minutes of the Board.

Section 12.                Quorum.
                           -------

                           A majority of the number of Directors as fixed by the
Articles of Incorporation or By-Laws shall be necessary to constitute a quorum for the transaction of business, and the action of a majority of the Directors present at any meeting at which there is a quorum, when duly assembled, is valid as a corporate act; provided that a minority of the Directors, in the absence of a quorum, may adjourn from time to time, but may not transact any business. A meeting at which a quorum is initially present may continue to transact business; notwithstanding the withdrawal of Directors, if any action taken is approved by a majority of the required quorum for such a meeting.

Section 13.                Notice of Adjournment.
                           ----------------------

                           Notice of the time and place of holding an adjourned
meeting need not be given to absent Directors if the time and place be fixed at the meeting adjourned and held within twenty-four (24) hours, but if adjourned more than twenty-four (24) hours, notice shall be given to all Directors not present at the time of the adjournment.

Section 14.                Compensation of Directors.
                           --------------------------

                           Director, as such, shall not receive any stated
salary for their services, but by resolution of the Board a fixed sum and expense of attendance, if any, may be allowed for attendance at each regular and special meeting of the Board; provided that nothing herein contained shall be construed to preclude any Director from serving the company in any other capacity and receiving compensation therefor.

Section 15.                Committees.
                           -----------

                           Committees of the Board may be appointed by
resolution passed by a majority of the whole Board. Committees shall be composed of two or more members of the Board, and shall have such powers of the Board as may be expressly delegated to it by resolution by the Board of Directors, except those powers expressly Made non-delegable by Sec. 311.

Section 16.                Advisory Directors.
                           -------------------

                           The Board of Directors from time to time may elect
one or more persons to be Advisory Directors who shall not by such appointment be members of the Board of Directors. Advisory Directors shall be available from time to time to perform special assignments specified by the President, to attend meetings of the Board of Directors upon invitation and to furnish consultation to the Board. The period during which the title shall be held may be prescribed by the Board of Directors. If no period is prescribed, the title shall be held at the pleasure of the Board.

Section 17.                Resignations.
                           -------------

                           Any Director may resign effective upon giving written
notice to the Chairman of the Board, the President, the Secretary or the Board of Directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

                                   Article II
                                   ----------

                                    OFFICERS
                                    --------

Section 1.                 Officers.
                           ---------

                           The Officers of the corporation shall be a Chairman
of the Board or a President or both, a Secretary and a Chief Financial Officer. The corporation may also have, at the discretion of the Board of Directors, one or more Vice Presidents, one or more Assistant Secretaries and such other Officers as may be appointed in accordance with the provisions of Section 3 of this Article. One person may hold two or more offices.

Section 2.                 Election.
                           ---------

                           The Officers of the corporation, except such Officers
as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article shall be chosen annually by the Board of Directors, and each shall hold his office until he shall resign or shall be removed or otherwise disqualified to serve, or his successor shall be elected and qualified.

Section 3.                 Subordinate Officers, Etc.
                           --------------------------

                           The Board of Directors may appoint such other
Officers as the business of the corporation may require, each of whom shall hold office for such a period, have such authority and perform such duties as are provided in the By-Laws or as the Board of Directors may from time to time determine.

Section 4.                 Removal and Resignation.
                           ------------------------

                           Any Officer may be removed, either with or without
cause, by a majority of the Directors at the time in office, at any regular or special meeting of the Board, or, except in case of art Officer chosen by the Board of Directors, by any Officer upon whom such power of removal may be conferred by the Board of Directors.

                           Any Officer may resign at any time by giving written
notice to the Board of Directors, or to the President, or to the Secretary of the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 5.                 Vacancies.
                           ----------

                           A vacancy in any office because of death,
resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the By-Laws for regular appointments to such office.

Section 6.                 Chairman of the Board.
                           ----------------------

                           The Chairman of the Board, if there shall be such an
Officer, shall, present, preside at all meetings of the Board of Directors, and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by the By-Laws.

Section 7.                 President.
                           ----------

                           Subject to such supervisory powers, if any, as may be
given by the Board of Directors to the chairman of the Board, if there be such an Officer, the President shall be the Chief Executive Officer of the corporation and shall, subject to the Control of the Board of Directors, have general supervision, direction and control of the lousiness and Officers of the corporation. He shall preside at all meetings of the Shareholders and in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. He shall be ex officio a member of all the standing committees, including the Executive Committee, if any, and shall have the general powers and duties of management usually vested in the office of President of a corporation, and shall have such other powers and duties as may be prescribed by the board of Directors or the By-laws.

Section 8.                 Vice President.
                           ---------------

                           In the absence or disability of the President, the
Vice Presidents, in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to, all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the By-Laws.

Section 9.                 Secretary.
                           ----------

                           The Secretary shall keep, or cause to be kept, a book
of minutes at the principle office or such other place as the Board of Directors may order, of all meetings of Directors and Shareholders, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at Directors' meetings, the number of shares present or represented at Shareholders' meetings and the proceedings thereof.

                           The Secretary shall keep, or cause to be kept, at the
principle once or at the office of the corporation's transfer agent, a share register, or duplicate sure register, showing the names of the Shareholders and their addresses; the number and classes of shares held by each; the number and date of certificates issued for the same; and the number and date of cancellation of every certificate surrendered for cancellation.

                           The Secretary shall give, or cause to be given,
notice of all the meetings of the Shareholders and of the Board of Directors required by the By-Laws or by law to be given, and he shall keep the seal of the corporation in safe custody, and gall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the By-Laws.

Section 10.                Chief Financial Officer.
                           ------------------------

                           This Officer shall keep and maintain, or cause to be
kept and maintained in accordance with generally accepted accounting principles, adequate and correct accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, earnings (or surplus) and shares. The books of account shall at all reasonable times be open to inspection try any Director.

                           This Officer shall deposit all moneys and other
valuables in the name and to the credit of the corporation with such depositories as may be designated try the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of his transactions and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors of the By-Laws.

                                  Article III
                                  -----------

                             SHAREHOLDERS' MEETINGS
                             ----------------------

Section 1.                 Place of Meetings.
                           ------------------

                           Meetings of the Shareholders shall be held at the
principal executive office of the corporation, in the State of California, unless some other appropriate and convenient location be designated for that purpose from time to time by the Board of Directors.

Section 2.                 Annual Meetings.
                           ----------------

                           The annual meeting of the shareholders shall be held,
each year, no later than one hundred fifty (150) days after the end of the company's fiscal year upon a date and at a time as selected by the Board of Directors, and notice thereof given in the manner prescribed in Section 4 of
Article III of these By-Laws.

                           At the annual meeting, the shareholders shall elect a
Board of Directors, consider reports of the affairs of the corporation, and transact such other business as may be properly brought before the meeting.

Section 3.                 Special Meetings.
                           -----------------

                           Special meetings of the Shareholders may be called at
any time by the Board of Directors, the Chairman of the Board, the President, a Vice President, the Secretary, or by one or more Shareholders holding not less than one-tenth (1/10) of the voting power of the corporation. Except as next provided, notice shall be given as for the annual meeting.

                           Upon receipt of a written request addressed to the
Chairman, President, Vice President, or secretary, mailed or delivered personally to such Officer by any person (other than the Board) entitled to call a special meeting of Shareholders, such Officer shall cause notice to be given, to the Shareholders entitled to vote, that a meeting will be held at a time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of such a request. If such notice is not given within twenty days after receipt of such request, the persons calling the meeting may give notice thereof in the manner provided by these By-Laws or apply to the Superior Court as provided in Sec. 305(c).

Section 4.                 Notices of Shareholder Meetings; Shareholder
                           --------------------------------------------
                           Proposals; Nomination of Directors.
                           ----------------------------------

                  4.1      Notice of Shareholder Meetings - Reports
                           ----------------------------------------

                  a. Notice of meetings, annual or special, shall be given in writing not less than ten (10) nor more than sixty (60) days before the date of the meeting, to Shareholders entitled to vote thereat by the Secretary or the Assistant Secretary, or if there be no such Officer, or in the case of his neglect or refusal, by any Director or Shareholder.

                  b. Such notices or any reports shall be given personally or by mail or other means of written communication as provided in section 601 of the Code and shall be sent to the Shareholder's address appearing on the books of the corporation, or supplied by him to the corporation for the purpose of notice, and in the absence thereof, as provided in section 601 of the Code.

                  c. Notice of any meeting of Shareholders shall specify the place, the day and the hour of meeting, and (a) in case of a special meeting, the general nature of the business to be transacted and no other business may be transacted, or (b) in the case of an annual meeting, those matters which the Board at date of mailing, intends to present for action by the Shareholders. At any meetings where Directors are to be elected, notice shall include the names of the nominees, if any, intended at date of Notice to be presented by management for election.

                  d. If a Shareholder supplies no address, notice shall be deemed to have been given to him if mailed to the place where the principal executive office of the company, in California, is situated, or published at least once in some newspaper of general circulation in the County of said principal office.

                  e. Notice shall be deemed given at the time it is delivered personally or deposited in the mail or sent by other means of written communication. The Officer giving such notice or report shall prepare and file an affidavit or declaration thereof.

                  f. When a meeting is adjourned for forty-five (45) days or more, notice of the adjourned meeting shall be given as in case of an original meeting. Save, as aforesaid, it shall not be necessary to be given any notice of adjournment or of the business to be transacted at an adjourned meeting other than by announcement at the meeting at which such adjournment is taken.

                  4.2      Business Brought Before Annual Shareholder Meetings
                           ---------------------------------------------------

                  a. To be properly brought before an annual Shareholder meeting, business must be either (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors; (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors; or (iii) otherwise properly brought before the meeting by a Shareholder of record.

                  b. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a Shareholder, the Shareholder must have given timely notice thereof in writing to the Secretary of this corporation. To be timely, a Shareholder's notice must be delivered to or mailed and received at the principal executive offices of this corporation, addressed to the attention of the Secretary of this corporation, no less than one hundred twenty (120) calendar days before the one-year anniversary of the date that this corporation's proxy statement was released to Shareholders in connection with the previous year's annual meeting.

                  c. A Shareholder notice to the Secretary shall set forth as to each matter the Shareholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting; (ii) the name and record address of the Shareholder proposing such business; (iii) the class and number of shares of this corporation which are beneficially owned by the Shareholder; (iv) any material interest of the Shareholder in such business; and (v) any such other information concerning the person(s) making such proposal and the proposal itself as would be required by the appropriate Rules and Regulations of the Securities and Exchange Commission to be included in a proxy statement soliciting proxies for the proposal.

                  d. The chairman of the meeting of the Shareholders may refuse to acknowledge any Shareholder proposal not made in compliance with the procedure set forth in this Section 4.2.

                  4.3      Nomination of Directors
                           -----------------------

                  a. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors at an annual meeting of the Shareholders. Nominations of persons for election to the Board of Directors at the annual meeting, by or at the direction of the Board of Directors, may be made by the nominating committee of the Board of Directors or any person appointed by the Board of Directors; nominations may also be made by any Shareholder of record of this corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 4.3.

                  b. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of this corporation. To be timely, a Shareholder's notice shall be delivered to or mailed and received at the principal executive offices of this corporation addressed to the attention of the Secretary of this corporation no less than 120 calendar days before the one-year anniversary of the date that this corporation's proxy statement was released to Shareholders in connection with the previous year's annual meeting.

                  c. Such Shareholder's notice to the Secretary shall set forth
(i) as to each person whom the Shareholder proposes to nominate for election or re-election as a director, (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person over at least the last five years, (C) the class and number of shares of capital stock of this corporation which are beneficially owned by the person, (D) a statement as to the person's citizenship, (E) a description of all arrangements or understandings between the person and the nominating Shareholder pursuant to which such nomination is being made, (F) the consent of such person to serve as a director of this corporation if so elected, and (G) any such other information concerning the person as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and
(ii) as to the Shareholder giving the notice, (A) the name and record address of the Shareholder, and (B) the class, series and number of shares of capital stock of this corporation which are beneficially owned by the Shareholder.

                  d. This corporation may require any Shareholder-proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of this corporation.

Section 5.                 Validation of Shareholders' Meetings.
                           ------------------------------------

                           The transactions of any meeting of Shareholders,
however called and noticed, shall be valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or proxy, and if, either before or after the meeting, each of the Shareholders entitled to vote, not present in person or by proxy, sign a written waiver of notice; or a consent to the holding of such a meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed corporate records or made a part of the minutes of the meeting. Attendance shall constitute a waiver of notice, unless objection shall be made as provided in Sec. 601(e).

Section 6.                 Shareholders Acting Without a Meeting - Directors.
                           -------------------------------------------------

                           Any action which may be taken at a meeting of the
Shareholders may be taken without a meeting or notice of meeting if authorized by a writing signed by all of the Shareholders entitle to vote at a meeting for such purpose and filed with the Secretary of the corporation, provided further that while ordinarily Directors can only be elected by unanimous written Consent under Sec. 603(d), as to vacancy created by death, resignation or other causes, if the Directors fail to fill a vacancy, then a Director to fill that vacancy may be elected by the written consent of persons holding a majority of stares entitled to vote for the election of Directors.

Section 7.                 Other Actions Without A Meeting.
                           -------------------------------

                           Unless otherwise provided in the GCL or the Articles,
any action which may be taken at any annual or special meeting of Shareholders may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

                           Unless the consents of all Shareholders entitled to
vote have been solicited in writing,

                           (1) Notice if any Shareholder approval pursuant to
Secs. 310, 317, 1201 or 2007 without a meeting by less than unanimous written consent shall be given at least 10 days before the consummation of the action authorized by such approval, and

                           (2) Prompt notice shall be given of the taking of any
corporate action approved by Shareholders without a meeting by less than unanimous written consent, to each of those Shareholders entitled to vote who have not consented in writing.

                           Any Shareholder giving a written consent, or the
Shareholder's proxyholders, or a transferee, of the shares of a personal representative of the shareholder or their respective proxyholders, may revoke the consent by a writing received by the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the Secretary.

Section 8.                 Quorum.
                           ------

                           The holders of a majority of the shares entitled to
vote thereat, present in person, or represented by proxy, shall constitute a quorum at all meetings of the Shareholders for the transaction of business except as otherwise provided by law, by the Articles of Incorporation, or by these By-Laws. If, however, such majority shall not be present or represented at any meeting of the Shareholders, the Shareholders entitled to vote thereat, present in person, or by proxy, shall have the power to adjourn the meeting from time to time, until the requisite amount of voting shares shall be present. At such adjourned meeting at which the requisite amount of voting shares shall be represented, any business may be transacted which might have been transacted at a meeting as originally notified.

                           If a quorum be initially present, the Shareholders
may continue to transact business until adjournment, not withstanding the withdrawal of enough Shareholders to leave less thin a quorum; if any action taken is approved by a majority of the Shareholders required to initially constitute a quorum.

Section 9.                 Voting Rights; Cumulative Voting:
                           ---------------------------------

                           The election of directors by the shareholders shall
not be by cumulative voting. At each election of directors, each shareholder entitled to vote may vote all the shares held by that shareholder for each of the several nominees for the director up to the number of directors to be elected. The shareholder may not cast more votes for any single nominee than the number of shares held by that shareholder. This paragraph shall remain effective so long as the corporation is a "listed corporation" within the meaning of
Section 301.5(d) of the California General Corporation Law.

Section 10.                Proxies.
                           -------

                           Every Shareholder entitled to vote, or to execute
consents, may do so, either in person or by written proxy, executed in accordance with the provisions of Secs. 604 and 705 of the Code and filed with the Secretary of the corporation.

Section 11.                Organization.
                           ------------

                           The Chairman of the Board, President, or in their
absence, any Vice President, shall call the meeting of the Shareholders to order, and shall act as chairman of the meeting. In the absence of the President and all of the Vice Presidents, Shareholders shall appoint a chairman for such a meeting. The Secretary of the company shall act as Secretary of all meetings of the Shareholders, but in the absence of the Secretary at any meeting of the Shareholders, the presiding Officer may appoint any person to act as Secretary of the meeting.

Section 12.                Inspectors of Election.
                           ----------------------

                           In advance of any meeting of Shareholders the Board
of Directors may, if they so elect, appoint inspectors of election to act at such a meeting or any adjournments thereof. If inspectors of election be not so appointed, the chairman of any such meeting may, and on the request of any Shareholder or his proxy shall, make such appointment at the meeting in which case the number of inspectors shall be either one or, three as determined by a majority of the Shareholders represented at the meeting.

Section 13.                Shareholder' Agreements.
                           -----------------------

                           Notwithstanding the above provisions in the event
this corporation elects to become a close corporation, an agreement between two or more Shareholders thereof, if in writing and signed, by the parties thereof, may provide that in exercising any voting rights the shares held by them shall be voted as provided therein or in Sec. 706, and may otherwise modify these provisions as to the Shareholders' meetings and actions.

                                   Article IV
                                   ----------

                      CERTIFICATES AND TRANSFERS OF SHARES
                      ------------------------------------

Section 1.                 Certificates for Shares.
                           ------------------------

                           Certificates for shares shall be of such form and
device as the Board of Directors may designate and shall state the name of the record holder of the hares represented thereby; its number; date of issuance; the number of shares for which it is issued; a statement of the rights, privileges, preferences and restrictions, if any; a statement as to the redemption or conversion, if any; a statement of liens or restrictions upon transfer or voting, if any; if the shares be assessable or, if assessments are collectible by personal action, a plain statement of such facts.

                           Every Certificate for shares must be signed by the
President or a Vice-President and the Secretary or an Assistant Secretary or must be authenticated by facsimiles of the signatures of the President and Secretary or by a facsimile of the signature of its President and the written signature of its Secretary or an Assistant Secretary. Before it becomes effective every certificate for shares authenticated by a facsimile of a signature must be countersigned by a transfer agent or transfer clerk and must be registered by an incorporated bank or trust company, either domestic or foreign, as registrar of transfers.

Section 2.                 Transfer on the Books.
                           ---------------------

                           Upon surrender to the Secretary or transfer agent of
the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 3.                 Lost or Destroyed Certificates.
                           ------------------------------

                           Any person claiming a certificate of stock to be lost
or destroyed shall make an affidavit or affirmation of that fact and shall if the Directors so require give the corporation a bond of indemnity, in form and with one or more sureties satisfactory to the Board, in at least double the value of the stock represented by said certificate, whereupon a new certificate May be issued in the same tenor and for the same number of shares as the one alleged to be lost or destroyed.

Section 4.                 Transfer Agents and Registrars.
                           ------------------------------

                           The Board of Directors may appoint one or more
transfer agents or transfer clerks, and one or more registrars, which shall be an incorporated bank or trust company either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the Board of Directors may designate.

Section 5.                 Closing Stock Transfer Books - Record Date.
                           ------------------------------------------

                           In order that the corporation may determine the
Shareholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action, the Board may fix, in advance, a record date, which shall not tie more than sixty nor less than ten days prior to the date of such meeting nor more than sixty days prior to any other action.

                           If no record date is fixed:

                           The record date for determining Shareholders entitled
to notice of or to vote at a meeting of Shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

                           The record date for determining Shareholders entitled
to give consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is given.

                           The record date for determining Shareholders for any
other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the 60th day prior to the date of such other action, whichever is later.

Section 6.                 Legend Condition.
                           ----------------

                           In the event any shares of this corporation are
issued pursuant to ay permit or exemption therefrom requiring the imposition of a legend condition the person or persons issuing or transferring said shares shall make sure said legend appears on the certificate and on the stub relating thereto in the stock record book and shall not be required to transfer any shares free of such legend unless an amendment to such permit or a new permit be first issued so authorizing such a deletion.

Section 7.                 Close Corporation Certificates.
                           ------------------------------

                           All certificates representing shares of this
corporation, in the event it shall elect to become a close corporation, shall contain the legend required by Sec. 418c.

                                   Article V
                                   ---------

                   CORPORATE RECORDS AND REPORTS -- INSPECTION
                   -------------------------------------------

Section 1.                 Records.
                           -------

                           The corporation shall maintain, in accordance with
generally accepted accounting principles, adequate and correct accounts, books and records of its business and properties. All of such books, records and accounts shall be kept at its principle executive office in the State of California, as fixed by the Board of Directors from time to time.

Section 2.                 Inspection of Books and Records.
                           -------------------------------

                           All books and records provided for in Sec. 1500 shall
be open to inspection of the Directors and Shareholders from time to time and in the manner provided in said Sec. 1600-1602.

Section 3.                 Certification and Inspection of By-Laws.
                           ----------------------------------------

                           The original or a copy of these By-Laws, as amended
or otherwise altered to date, certified by the Secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the Shareholders of the company, at all reasonable times during office hours, as provided in Sec. 213 of the Corporation Code.

Section 4.                 Checks. Drafts. Etc.
                           --------------------

                           All checks, drafts or other orders for payment of
money, notes or other evidence of indebtedness, issued in the name of or payable to the corporation, shall be signed or, endorsed by such person or persons and in such manner as shall be determined from time to time by resolution of the Board of Directors.

Section 5.                 Contracts. Etc. - How Executed.
                           ------------------------------

                           The Board of Directors, except as in the By-Laws
otherwise provided, may authorize any Officer or Officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation. Such authority may be general: or confined to specific instances. Unless so authorized by the Board of Directors, no Officer, agent or employee shall have any power or authority to bind the corporation by any contract or agreement, or to pledge its credit, or to render it liable for any purpose or to any amount, except as provided in Sec. 313 of the Corporations Code.

                                   Article VI
                                   ----------

                                 ANNUAL REPORTS
                                 --------------

Section 1.                 Due Date, Contents.
                           -------------------

                           The Board of Directors shall cause an annual report
or statement to be sent to the Shareholders of this corporation not later than 120 days after the close of the fiscal or calendar year in accordance with the provisions of Secs 1500 - 1501. Such report shall be sent to Shareholders at least fifteen days prior to the annual meeting of Shareholders. Such report shall contain a balance sheet as of the end of the fiscal year, an income statement and a statement of changes in financial position for such fiscal year, accompanied by any report thereon of an independent accountant, or if there is no such report, a certificate of the Chief Financial Officer or President that such statements were prepared without audit from the books and records of the corporation.

Section 2.                 Waiver.
                           ------

                           The foregoing requirement of an annual report may be
waived by the Board so long, as this corporation shall have less than 100 Shareholders.

                                  Article VII
                                  -----------

                              AMENDMENTS TO BY-LAWS
                              ---------------------

Section 1.                 By Shareholders.
                           ---------------

                           New By-Laws may be adapted or these By-Laws may be
repealed or amended at their annual meeting, or at any other meeting of the Shareholders called for that purpose, by a vote of Shareholders entitled to exercise a majority of the voting power of the corporation, or by written assent of such Shareholders.

Section 2.                 Powers of Directors.
                           -------------------

                           Subject to the right of the Shareholders to adopt,
amend or repeal By-Laws, as provided in Section 1 of this Article VII, and the limitations of Sec. 204 (a) (5) and Sec. 212, the Board of Directors may adopt, amend or repeal any of these By-Laws other than a By-Law or amendment thereof changing the authorized number of directors.

Section 3.                 Record of Amendments.
                           --------------------

                           Whenever an amendment or new By-Law is adopted, it
shall be copied in the book of By-Laws; with the original By-Laws, in the appropriate place. If any By-Law is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or written assent was filed shall be stated in said book.

                                  Article VIII
                                  ------------

                                  MISCELLANEOUS
                                  -------------

Section 1.                 References to Code Sections.
                           ---------------------------

                           "Sec." references herein refer to the equivalent
Sections of the general Corporation Law effective January 1, 1977 as amended.

Section 2.                 Effect of Shareholders' Agreement.
                           ---------------------------------

                           Any Shareholders' Agreement authorized by
Sec. 300 (b), shall only be effective to modify the terms of these By-Laws if this corporation elects to become a close corporation with appropriate filing of or amendment to its Articles as required by Sec. 202 and shad terminate when this corporation ceases to be a close corporation. Such an agreement cannot waive or alter Secs. 158, (defining close corporations), 202 (requirements of Articles of Incorporation), 500 and 501 relative to distribution, 111 (merger), 1201(e) (reorganization) or Chapters 15 (Records and Reports), 16 (Rights of Inspection), 18 (Involuntary Dissolution) or 22 (Crimes and Penalties). Any other provisions of the Code or these By-Laws may be altered or waived thereby, but to the extent they are not so altered or waived, these By-Laws shall be applicable.

Section 3.                 Representation of Shares in Other Corporations.
                           ----------------------------------------------

                           Except as provided in Sec. 703, shares of other
corporations standing in the name of this corporation may be voted or represented and all incidents thereto may be exercised on behalf of the corporation by the Chairman of the Board, the President or any Vice President and the Secretary or an Assistant Secretary.

Section 4.                 Subsidiary Corporations.
                           -----------------------

                           Shares of this corporation owned by a subsidiary
shall not be entitled to vote an any matter. A subsidiary for these purposes is defined in Sec. 189 (a) and (b).

Section 5.                 Indemnity.
                           ---------

                           The corporation may indemnify any Director, Officer,
agent or employee as to those liabilities and on those terms and conditions as are specified in Sec. 317. In any event, the corporation shall have the right to purchase and maintain insurance on behalf of any such persons whether or not the corporation would have the power to indemnify such person against the liability insured against.

                                   Article IX
                                   ----------

                     Indemnity of Officers, Directors, etc.
                     --------------------------------------

                  a.       Action, Etc. Other than by Right of the Corporation.
                           ---------------------------------------------------
The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding

(other than an action by or in the right of the corporation to procure a judgment in its favor) by reason of the fact that such person is or was an Agent of the corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the corporation or that the person had reasonable cause to believe that the person's conduct was unlawful.

                  b.       Action, Etc., By or in the Right of the Corporation.
                           ---------------------------------------------------
The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was an Agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of the corporation and its shareholders; except that no indemnification shall be made under this
Article IX(b) for any of the following:

                                (i)   In respect of any claim, issue or matter
as to which such person shall have been adjudged to be liable to the corporation in the performance of such person's duty to the corporation and its shareholders, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for the expenses which such court shall determine;

                                (ii)  Of amounts paid in settling or otherwise
disposing of a pending action without court approval; or

                                (iii) Of expenses incurred in defending a
pending action which is settled or otherwise disposed of without court approval.

                  c.       Determination of Right of Indemnification. Any
                           -----------------------------------------
indemnification under Article IX(a) and Article IX(b) shall be made by the corporation only if authorized in the specific case, upon a determination that indemnification of the Agent is proper in the circumstances because that Agent has met the applicable standard of conduct set forth above in Article IX(a) and
Article IX(b) by any of the following:

                                (i)   A majority vote of a quorum consisting of
directors who are not parties to such proceeding;

                                (ii)  If such a quorum of directors is not
obtainable, by independent legal counsel in a written opinion;

                                (iii) Approval of the shareholders by the
affirmative vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present or by the written consent of shareholders as provided in Article III,
Section 7, with the shares owned by the person to be indemnified not being entitled to vote thereon; or

                                (iv)  The court in which such proceeding is or
was pending upon application made by the corporation or its Agent or attorney or other person rendering services in connection with the defense, whether or not such application by the Agent, attorney or other person is opposed by the corporation.

                  d.       Advances of Expenses. Expenses (including attorneys'
                           --------------------
fees), costs, and charges incurred by an Agent in defending any proceeding or action referred to in Article IX(a) or Article IX(b) shall be advanced by the corporation prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the Agent to repay such amount if it shall be determined ultimately that the Agent is not entitled to be indemnified as authorized in this Article IX.

                  e.       Indemnification Against Expenses of Successful Party.
                           ----------------------------------------------------
Notwithstanding the other provisions of this Article IX, to the extent that an Agent has been successful on the merits in defense of any proceeding or action referred to in Article IX(a) or Article IX(b), or in defense of any claim, issue or matter therein, such Agent shall be indemnified against all expenses actually and reasonably incurred by the Agent in connection therewith.

                  f.       Right of Agent to Indemnification Upon Application;
                           --------------------------------------------------
Procedure Upon Application. Any indemnification provided for in Article IX(a),
--------------------------
(b), or (e) shall be made no later than ninety (90) days after the corporation is given notice of request by Agent, provided that such request is made after final adjudication, dismissal, or settlement unless an appeal is filed, in which case the request is made after the appeal is resolved (hereafter referred to as "Final Disposition"). Upon such notice, if a quorum of directors who were not parties to the action, suit, or proceeding giving rise to indemnification is obtainable, the corporation shall within two (2) weeks call a Board of Directors meeting to be held within four (4) weeks of such notice, to make a determination as to whether the Agent has met the applicable standard of conduct. Otherwise, if a quorum consisting of directors who were not parties in the relevant action, suit, or proceeding is not obtainable, the corporation shall retain (at the corporation's expense) independent legal counsel chosen either jointly by the corporation and Agent or else by corporation counsel within two (2) weeks to make such determination. If (1) at such directors meeting such a quorum is not obtained or, if obtained, refuses to make such determination or (2) if such legal counsel is not so retained or, if retained, does not make such determination within four (4) weeks, then the Board of Directors shall cause a shareholders meeting to be held within four (4) weeks to make such a determination.

                           If notice of a request for payment of a claim under
these bylaws, under any statute, under any provision of any agreement with the corporation, or under the corporation's articles of incorporation providing for indemnification or advance of expenses has been given to the corporation by Agent, and such claim is not paid in full by the corporation within ninety (90) days of the later to occur of the giving of such notice or Final Disposition in case of indemnification, and twenty (20) days of the giving of such notice in case of advance of expenses, Agent may, but need not, at any time thereafter bring an action against the corporation to receive the unpaid amount of the claim or the expense advance and, if successful, Agent shall also be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit, or proceeding in advance of its Final Disposition) that Agent has not met the standards of conduct which make it permissible under applicable law for the corporation to indemnify Agent for the amount claimed, and Agent shall be entitled to receive interim payment of expenses pursuant to Article IX(d) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination that indemnification of Agent is proper in the circumstances because Agent has met the applicable standard of conduct required by applicable law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its shareholders) that Agent has not met such applicable standard of conduct, shall create a presumption that the Agent has or has not met the applicable standard of conduct.

                  g.       Other Rights and Remedies. The indemnification
                           -------------------------
provided by this Article IX shall not be deemed exclusive of, and shall not affect, any other rights to which an Agent seeking indemnification may be entitled under any law, other provision of these bylaws, the corporation's articles of incorporation, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

                  h.       Insurance.  The corporation may purchase and maintain
                           ---------
insurance on behalf of any person who is or was an Agent against any liability asserted against such person and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article IX.

                  i.       Optional Means of Assuring Payment. Upon request by
                           ----------------------------------
an Agent certifying that the Agent has reasonable grounds to believe the Agent may be made a party to a proceeding for which the Agent may be entitled to be indemnified under this Article IX, the corporation may but is not required to create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such sums as may become necessary to effect indemnification as provided herein.

                  j.       Savings Clause. If this Article IX or any portion
                           --------------
thereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each Agent as to expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement with respect to any action, suit, proceeding, or investigation, whether civil, criminal or administrative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the corporation, to the full extent permitted by any applicable portion of this Article IX that shall not have been invalidated, or by any other applicable law.

                  k.       Definition of Agent.  For the purposes of this
                           -------------------
Article IX, "Agent" means any person who is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes without limitation attorneys' fees and any expenses of establishing a right to indemnification.

                  l.       Indemnification under Section 204(a)(11) of the
                           -----------------------------------------------
California Corporations Code. Subject to the provisions of California
----------------------------
Corporations Code Section 204(a)(11) and any other applicable law, notwithstanding any other provisions of these bylaws, the following shall apply to the indemnification of Agents under these bylaws:

                                (i)   The corporation shall indemnify a person
pursuant to this Article IX(l) if the corporation would be required to indemnify such person pursuant to Article IX(a) or Article IX (b) if in Article IX(a) and
Article IX(b) the phrase "in a manner such person reasonably believed to be in the best interests of the corporation" is replaced with the phrase "in a manner such person did not believe to be contrary to the best interests of the corporation". If pursuant to Article IX(c) and Article IX(f) the person making the Article IX(a) and/or Article IX(b) conduct standard determination determines that such standard has not been satisfied, such person shall also determine whether this Article IX(l) conduct standard has been satisfied;

                                (ii)  There shall be a presumption that the
Agent met the applicable standard of conduct required to be met in either
Article IX(a) or Article IX(b) for indemnification of the Agent, rebuttable by clear and convincing evidence to the contrary;

                                (iii) The corporation shall have the burden of
proving that the Agent did not meet the applicable standard of conduct in either
Article IX(a) or Article IX(b);

                                (iv)  In addition to the methods provided for in
Article IX(c), a determination that indemnification is proper in the circumstances because that Agent met the applicable standard of conduct may also be made by the arbitrator in any arbitration proceeding in which such matter is or was pending;

                                (v)   Unless otherwise agreed to in writing
between an Agent and the corporation in any specific case, indemnification may be made under Article IX(b) for amounts paid and expenses incurred in settling or otherwise disposing of a pending action without court approval.